Exhibit 10.6

                                AMENDMENTS TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

STATE OF LOUISIANA

PARISH OF OUACHITA


      BE IT KNOWN, that on this 18th day of March, 1997, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

      PERSONALLY CAME AND APPEARED:

      CENTURY TELEPHONE ENTERPRISES, INC., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendments to the Century Telephone Enterprises, Inc. Employee Stock Ownership Plan and Trust, such amendments to be effective as if included in the amended and restated plan dated December 30, 1994:

      1. Delete the first full paragraph on page 1, which begins with the word "WHEREAS," and insert the following in lieu thereof:

            "WHEREAS, the Settlor has previously established the Century Telephone Enterprises, Inc. Employee Stock Ownership Plan and Trust; and"

      2. Add the following sentence at the end of the last paragraph on page 1:

            "The primary purpose of the Employee Stock Ownership Plan and Trust is to invest in employer securities."

      3.    Amend Section 1.14(a) to read as follows:

            "(a) The January 1 or July 1 on which or immediately following the date on which an Employee satisfies the requirements of Section 2.1; or"

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      4.    Add the following paragraph at the end of Section 5.1:

            "Any distribution under this Section 5.1 shall comply with the consent requirements contained in Section 7.3."

      5.    Add the following sentence at the beginning of Section 6.1:

            "Upon the death of a Participant, his or her beneficiary shall be entitled to receive the full amount credited to his Account."

      6.    Add the following paragraph at the end of Section 6.3:

            "The beneficiary of a Participant who is married at the time of his death shall be his surviving spouse unless his surviving spouse consents in writing on the form provided for that purpose by the Plan Administrator to the designation of another beneficiary. A consent by a Participant's spouse shall not be effective unless such consent is witnessed by the Plan Administrator or a Notary Public."

      7.    Add the following paragraph at the end of Section 6.4:

            "If a Participant who is married at the time of his death has not properly designated a beneficiary other than his spouse in accordance with the last paragraph of Section 6.3, the Participant's beneficiary shall be his surviving spouse."

      8.    Add the following sentence at the end of Section 6.5:

            "Any distribution hereunder shall comply with the consent requirements contained in Section 7.3."

      9. Delete the second sentence of Section 17.1(a) and insert the following in lieu thereof:

            "Any such loan which is made or guaranteed, directly or indirectly, by a disqualified person or party in interest is referred to herein as an 'exempt loan'."

      10. Delete the second sentence of Section 17.1(i) and insert the following in lieu thereof:

            "For purposes of the allocation to be made under Section 4.2, assets released from the Suspense Account shall be treated as having been contributed to the

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            Plan in the Plan Year in which they are released, and shall be allocated to Participant's Accounts in non-monetary units."

      11. Delete the first paragraph of Section 17.2 and insert the following in lieu thereof:

            "Each Participant in the Plan (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this
            Section 17.2, hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall be entitled to direct the Plan and Trustee as to the manner in which Company Stock allocated to the Account or Accounts of such Participant is to be voted on each matter brought before an annual or special stockholders' meeting of the Employer. Before each such meeting of the stockholders, the Trustee shall cause to be furnished to each Participant (or beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of stock allocated to such Participant's Account or Accounts shall be voted on each such matter. Upon timely receipt of such directions the Trustee shall on each such matter vote as directed the number of votes attributable, as provided below, to such Participant."

      12. Delete the third paragraph of Section 17.2 and insert the following in lieu thereof:

            The number of votes attributable to each Participant shall be determined as follows:

            (a) first, the total number of shares of Company Stock allocated as of the record date for the matter requiring the vote shall be determined;

            (b) next, the total number of votes attributable to all Company Stock owned by the Plan shall be determined;

            (c) next, the number of votes attributable to allocated shares shall be determined by multiplying the total number of available votes by a fraction, the numerator of which shall be the number of allocated shares, and the denominator of which shall be total shares;

            (d) next, the number of votes determined under (iii), above, shall be attributed to each Participant, in the ratio in which the number of shares allocated to such Participant's Account or Accounts as of the immediately preceding Valuation Date bears to the total number shares allocated to Participant's Accounts as of such date."

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      13.   Delete Section 17.4 and insert the following in lieu thereof:

            "Any Employer contributions which are used by the Trustee (not later than the due date, including extensions, for filing the Company's Federal income tax return for the Plan Year) to pay interest on an exempt loan shall not be included as annual additions under Section 4.8; provided, however, that the provisions of this Section 17.4 shall be applicable only for a Plan Year in which not more than one-third (1/3) of the Employer contributions applied to pay principal and/or interest on an exempt loan are allocated to Participants who are highly compensated employees, as defined in
            Section 414(q) of the Code; and the Committee shall reallocate such Employer contributions to the extent necessary to satisfy this special rule."

      14.   Delete Section 17.5 and insert the following in lieu thereof:

            "17.5 [RESERVED]"

      15.   Delete Section 17.6 and insert the following in lieu thereof:

            "17.6 INVESTMENT DIVERSIFICATION.
                  --------------------------

            Each Participant in the Plan who has attained age fifty-five (55) and has completed at least ten (10) years of participation in the Plan shall be permitted to direct the investment of twenty-five percent (25%) of the total number of shares of Company Stock acquired by or contributed to the Plan after December 31, 1986 and allocated to his Account in the Plan, reduced by the number of shares of Company Stock previously diversified pursuant to an election under this paragraph. This election may be made within the ninety (90) day period following the end of each Plan Year during the six (6) Plan Year period beginning with the first Plan Year in which the Participant is eligible to make the election. For the last Plan Year in which the Participant can make an election, this paragraph shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)" herein.

            If a Participant elects to diversify pursuant to the preceding paragraph, the Committee shall facilitate such diversification by making available to the Participant at least three (3) investment options which are not Company Stock, and which are consistent with the requirements of regulations promulgated by the Secretary of the Treasury. These investment options may be provided either in this Plan or in another qualified plan sponsored by the Employer. The number and type of investment options available, and the

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            determination regarding the inclusion of the investment options in this Plan or another qualified plan, shall be at the sole discretion of the Committee.

            The Trustee shall comply with any diversification election hereunder within ninety (90) days following the ninety (90) day election period by either (i) substituting other investment assets in this Plan for the Company Stock as to which the election is made, or (ii) if the Participant's investment options are made available under another qualified plan, transferring to such qualified plan the net cash proceeds realized from the sale by the Plan of the shares of Company Stock for which diversification is elected."

      16.   Add the following subsection (d) at the end of Section 17.7:

            "(d) Any distribution hereunder shall comply with the consent requirements contained in Sections 411(a)(11) and 409(o) of the Code."

      17.   Add the following sentence at the end of Trust Section 1.1:

            "The Trust shall be operated for the exclusive benefit of Participants and beneficiaries, and the Trust Fund shall not be used for or diverted to purposes other than for the exclusive benefit of Participants and beneficiaries."

      THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.


WITNESSES:                             CENTURY TELEPHONE ENTERPRISES, INC.

/s/ Sandra B. Post                     BY: /s/ R. Stewart Ewing
---------------------                      ---------------------------------
                                           R. Stewart Ewing, Jr., Senior Vice
                                           President and Chief Financial Officer

/s/ Sherry Bowen
---------------------



                             /s/ Kathy Tettleton
                             ---------------------
                                 NOTARY PUBLIC


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